Exhibit 32.1

                                Certification of
                          Co-Chief Executive Officer of
                           Quest Resource Corporation

     I, Douglas L. Lamb, Co-Chief Executive Officer and President of Quest Resource Corporation, hereby certify, in accordance with 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

     1. The Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2003, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2003, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Quest Resource Corporation.



Date:  October 15, 2003



                               By:  /s/ DOUGLAS L. LAMB
                                    ---------------------------------------
                                    Douglas L. Lamb
                                    Co-Chief Executive Officer and President